EXHIBIT 10.2

EXECUTION COPY

CSGQ TRUST,

Issuer

CITIBANK, N.A.,

Note Administrator

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

SERIES 2002-1 INDENTURE SUPPLEMENT, TERM NOTES

Dated as of June 25, 2002

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EXHIBITS

EXHIBIT A-1FL	FORM OF CLASS A-1FL NOTE

EXHIBIT A-1FX	FORM OF CLASS A-1FX NOTE

EXHIBIT A-2FL	FORM OF CLASS A-2FL NOTE

EXHIBIT A-2FX	FORM OF CLASS A-2FX NOTE

EXHIBIT A-3FL	FORM OF CLASS A-3FL NOTE

EXHIBIT A-3FX	FORM OF CLASS A-3FX NOTE

EXHIBIT A-4FL	FORM OF CLASS A-4FL NOTE

EXHIBIT A-4FX	FORM OF CLASS A-4FX NOTE

EXHIBIT B	FORM OF CLASS B NOTE

EXHIBIT C	FORM OF O/C CERTIFICATE

EXHIBIT D	FORM OF STATEMENT TO NOTEHOLDERS

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SERIES 2002-1 INDENTURE SUPPLEMENT, dated as of June 25, 2002 (this “Indenture Supplement”), between CSGQ Trust, a business trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Indenture referred to below, the “Indenture Trustee”) under the Indenture, dated as of June 25, 2002 (as amended from time to time, the “Indenture”) between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the “Agreement”) and Citibank, N.A., a national association, as note administrator (herein, together with its successors in the trusts hereunder, called the “Note Administrator”).

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes.  The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I

Creation of the Series 2002-1 Notes

Section 1.01.                                  Designation

(a)   There is hereby created and designated a Series of Notes to be issued pursuant to the Agreement to be known as “CSGQ Trust, Series 2002-1 Notes” or the “Series 2002-1 Notes.”  The Series 2002-1 Notes shall be issued in the following classes:  Class A-1FL Series 2002-1 Floating Rate Asset Backed Notes, Class A-1FX Series 2002-1 Fixed Rate Asset Backed Notes, Class A-2FL Series 2002-1 Floating Rate Asset Backed Notes, Class A-2FX Series 2002-1 Fixed Rate Asset Backed Notes, Class A-3FL Series 2002-1 Floating Rate Asset Backed Notes, Class A-3FXSeries 2002-1 Fixed Rate Asset Backed Notes, Class A-4FL Series 2002-1 Floating Rate Asset Backed Notes, Class A-4FX Series 2002-1 Fixed Rate Asset Backed Notes and Class B Series 2002-1 Floating Rate Asset Backed Notes.  The Series 2002-1 Notes shall be due and payable on the Final Maturity Date.  The O/C Certificate will also be issued pursuant to the Agreement as part of Series 2002-1 and will be entitled to receive the amounts specified hereunder.  The Issuer’s Grant to the Indenture Trustee for the benefit of holders of the Series 2002-1 Notes of its rights, title and interest in, to and under the Collateral set forth in the Indenture shall also be made for the benefit of the O/C Holder and shall secure the O/C Holder’s rights to receive payments as specified herein and the Issuer hereby confirms that such Grant is also made for the benefit of the O/C Holder and hereby grants to the Indenture Trustee a security interest in the Collateral for the benefit of the Noteholders and the O/C Holder.

(b)   Series 2002-1 shall be a Principal Sharing Series.  Series 2002-1 shall not be subordinated to any other Series.

(c)   The O/C Invested Amount shall be deemed a Series Enhancement under the Agreement.  The O/C Holder shall be deemed to be a Series Enhancer for purposes of the notice and applicable consent provisions under the Agreement.

(d)   Standard & Poor’s and Moody’s shall be the Rating Agencies for the Series 2002-1 Notes.

[END OF ARTICLE I]

ARTICLE II

Definitions

Section 2.01.          Definitions

(a)   Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Allocable Finance Charge Collections” shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Floating Allocation Percentage for such Monthly Period and (ii) Collections of Finance Charge Receivables for such Monthly Period.

“Allocable Principal Collections” shall mean an amount equal to, with respect to any Monthly Period (a) during the Reinvestment Period and the Special Reinvestment Period, the product of (i) the Floating Allocation Percentage for such Monthly Period and (ii) Collections of Principal Receivables for such Monthly Period, and (b) during the Scheduled Amortization Period, a Partial Reinvestment Period or a Rapid Amortization Period, the product of (i) the Fixed Allocation Percentage and (ii) Collections of Principal Receivables for such Monthly Period.

“Available Finance Charge Collections” shall mean with respect to any Monthly Period an amount equal to the sum of (a) Allocable Finance Charge Collections for such Monthly Period plus (b) Reallocated Principal Collections for such Monthly Period.

“Available Principal Collections” shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Allocable Principal Collections for such Monthly Period, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 2002-1 in accordance with Section 8.05 of the Indenture and Section 4.08 hereof and (c) any other amounts which pursuant to Section 4.05 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

“Class A Invested Amount” shall mean the sum of the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount and the Class A-4 Invested Amount.

“Class A Investor Charge-Offs” shall mean, with respect to any Distribution Date, the sum of the aggregate amounts by which each of the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount and the Class A-4 Invested Amount have been reduced on all prior Distribution Dates as the result of Investor Charge-Offs pursuant to Section 4.06 hereof.

“Class A Investor Default Amount” shall mean, with respect to any Monthly Period, the product of (a) the Investor Default Amount for such Monthly Period and (b) a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the Invested Amount on the day of determination.

“Class A Notes” shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A-1FL Additional Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-1FX Additional Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-1FL Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-1FL Monthly Interest for such Distribution Date plus Class A-1FL Monthly Interest previously due but not distributed to Class A-1FL Noteholders on a prior Distribution Date, plus the amount of any Class A-1FL Additional Interest for such Distribution Date, plus the amount of any Class A-1FL Additional Interest previously due but not distributed to Class A-1FL Noteholders on a prior Distribution Date.

“Class A-1FX Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-1FX Monthly Interest for such Distribution Date plus Class A-1FX Monthly Interest previously due but not distributed to Class A-1FX Noteholders on a prior Distribution Date, plus the amount of any Class A-1FX Additional Interest for such Distribution Date, plus the amount of any Class A-1FX Additional Interest previously due but not distributed to Class A-1FX Noteholders on a prior Distribution Date.

“Class A-1FL Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-1FL Principal Balance due but not otherwise distributed to the Class A-1FL Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(iii), at a rate per annum equal to the Class A-1FL Note Interest Rate (on the same day count basis as the Class A-1FL Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-1FL Note Interest Rate.

“Class A-1FX Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-1FX Principal Balance due but not otherwise distributed to the Class A-1FX Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(iii), at a rate per annum equal to the Class A-1FX Note Interest Rate (on the same day count basis as the Class A-1FX Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-1FX Note Interest Rate.

“Class A-1FL Initial Invested Amount” shall mean $183,744,000.

“Class A-1FX Initial Invested Amount” shall mean $31,758,000.

“Class A-1FL Interest Shortfall” shall have the meaning specified in subsection 4.02(a).

“Class A-1FX Interest Shortfall” shall have the meaning specified in subsection 4.02(a).

“Class A-1 Initial Invested Amount” shall mean the sum of the Class A-1FL Initial Invested Amount and the Class A-1FX Initial Invested Amount.

“Class A-1FL Invested Amount” shall mean, with respect to any date an amount equal to the product of (a) the Class A-1 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-1FL Initial Invested Amount and the denominator of which is the sum of the Class A-1FL Initial Invested Amount and the Class A-1FX Initial Invested Amount.

“Class A-1FX Invested Amount” shall mean, with respect to any date an amount equal to the product of (a) the Class A-1 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-1FX Initial Invested Amount and the denominator of which is the sum of the Class A-1FL Initial Invested Amount and the Class A-1FX Initial Invested Amount.

“Class A-1 Invested Amount” shall mean, on any date of determination, an amount equal to (a) the Class A-1 Initial Invested Amount; minus (b) the aggregate amount of principal payments made with respect to the Class A-1 Notes prior to such date; minus (c) the amount by which the Class A-1 Invested Amount has been reduced on or prior to such date due to Investor Charge-Offs that have not been absorbed by a subordinate class of Notes pursuant to Section 4.06(f); plus (d) the amount by which the Class A-1 Invested Amount has been increased on all prior Distribution Dates due to reimbursements of Investor Charge-Offs pursuant to Section 4.06(g); and plus (e) the amount by which the Class A-1 Invested Amount has been increased by the application of Series Post Payment Adjustment Amounts (if such amount is positive) on all prior Distribution Dates pursuant to Section 4.06(g); provided, however, that the Class A-1 Invested Amount shall not be reduced below zero nor shall it be increased above the Class A-1 Principal Balance.

“Class A-1FL Monthly Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-1FX Monthly Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-1FL Note Interest Rate” shall mean a per annum rate of 0.75% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period.

“Class A-1FX Note Interest Rate” shall mean a per annum rate of 4.096% with respect to each Interest Period.

“Class A-1 Noteholder” shall mean the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Notes” shall mean the Class A-1FL Notes and the Class A-1FX Notes.

“Class A-1FL Notes” shall mean any one of the Class A-1FL Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1FL.

“Class A-1FX Notes” shall mean any one of the Class A-1FX Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1FX.

“Class A-1FL Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-1FL Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-1FL Noteholders on or prior to such date.

“Class A-1FX Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-1FX Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-1FL Noteholders on or prior to such date.

“Class A-2FL Additional Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-2FX Additional Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-2FL Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-2FL Monthly Interest for such Distribution Date plus Class A-2FL Monthly Interest previously due but not distributed to Class A-2FL Noteholders on a prior Distribution Date, plus the amount of any Class A-2FL Additional Interest for such Distribution Date, plus the amount of any Class A-2FL Additional Interest previously due but not distributed to Class A-2FL Noteholders on a prior Distribution Date.

“Class A-2FX Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-2FX Monthly Interest for such Distribution Date plus Class A-2FX Monthly Interest previously due but not distributed to Class A-2FX Noteholders on a prior Distribution Date, plus the amount of any Class A-2FX Additional Interest for such Distribution Date, plus the amount of any Class A-2FX Additional Interest previously due but not distributed to Class A-2FX Noteholders on a prior Distribution Date.

“Class A-2FL Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-2FL Principal Balance due but not otherwise distributed to the Class A-2FL Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(iv), at a rate per annum equal to the Class A-2FL Note Interest Rate (on the same day count basis as the Class A-2FL Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-2FL Note Interest Rate.

“Class A-2FX Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-2FX Principal Balance due but not otherwise distributed to the Class A-2FX Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(iv), at a rate per annum equal to the Class A-2FX

Note Interest Rate (on the same day count basis as the Class A-2FX Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-2FX Note Interest Rate.

“Class A-2 Initial Invested Amount” shall mean the sum of the Class A-2FL Initial Invested Amount and the Class A-2FX Initial Invested Amount.

“Class A-2FL Initial Invested Amount” shall mean $129,693,500.

“Class A-2FX Initial Invested Amount” shall mean $58,101,000.

“Class A-2FL Interest Shortfall” shall have the meaning specified in subsection 4.02(b).

“Class A-2FX Interest Shortfall” shall have the meaning specified in subsection 4.02(b).

“Class A-2FL Invested Amount” shall mean, with respect to any date an amount equal to the product of (a) the Class A-2 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-2FL Initial Invested Amount and the denominator of which is the sum of the Class A-2FL Initial Invested Amount and the Class A-2FX Initial Invested Amount.

“Class A-2FX Invested Amount” shall mean, with respect to any date an amount equal to the product of (a) the Class A-2 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-2FX Initial Invested Amount and the denominator of which is the sum of the Class A-2FL Initial Invested Amount and the Class A-2FX Initial Invested Amount.

“Class A-2 Invested Amount” shall mean, on any date of determination, an amount equal to (a) the Class A-2 Initial Invested Amount; minus (b) the aggregate amount of principal payments made with respect to the Class A-2 Notes prior to such date; minus (c) the amount by which the Class A-2 Invested Amount has been reduced on or prior to such date due to Investor Charge-Offs that have not been absorbed by a subordinate class of Notes pursuant to Section 4.06(e); plus (d) the amount by which the Class A-2 Invested Amount has been increased on all prior Distribution Dates due to reimbursements of Investor Charge-Offs pursuant to Section 4.06(g); and plus (e) the amount by which the Class A-2 Invested Amount has been increased by the application of Series Post Payment Adjustment Amounts (if such amount is positive) on all prior Distribution Dates pursuant to Section 4.06(g); provided, however,  that the Class A-2 Invested Amount shall not be reduced below zero nor shall it be increased above the Class A-2 Principal Balance

“Class A-2FL Monthly Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-2FX Monthly Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-2FL Note Interest Rate” shall mean a per annum rate of 1.35% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period.

“Class A-2FX Note Interest Rate” shall mean a per annum rate of 4.685% with respect to each Interest Period.

“Class A-2 Noteholder” shall mean the Person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Notes” shall mean the Class A-2FL Notes and the Class A-2FX Notes.

“Class A-2FL Notes” shall mean any one of the Class A-2FL Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2FL.

“Class A-2FX Notes” shall mean any one of the Class A-2FX Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2FX.

“Class A-2FL Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-2FL Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-2FL Noteholders on or prior to such date.

“Class A-2FX Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-2FX Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-2FX Noteholders on or prior to such date.

“Class A-3FL Additional Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-3FX Additional Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-3FL Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-3FL Monthly Interest for such Distribution Date plus Class A-3FL Monthly Interest previously due but not distributed to Class A-3FL Noteholders on a prior Distribution Date, plus the amount of any Class A-3FL Additional Interest for such Distribution Date, plus the amount of any Class A-3FL Additional Interest previously due but not distributed to Class A-3FL Noteholders on a prior Distribution Date.

“Class A-3FX Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-3FX Monthly Interest for such Distribution Date plus Class A-3FX Monthly Interest previously due but not distributed to Class A-3FX Noteholders on a prior Distribution Date, plus the amount of any Class A-3FX Additional Interest for such Distribution Date, plus the amount of any Class A-3FX Additional Interest previously due but not distributed to Class A-3FX Noteholders on a prior Distribution Date.

“Class A-3FL Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-3FL Principal Balance due but not otherwise distributed to the Class A-3FL Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(v), at a rate per annum equal to the Class A-3FL Note Interest Rate (on the same day count basis as the Class A-3FL Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-3FL Note Interest Rate.

“Class A-3FX Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-3FX Principal Balance due but not otherwise distributed to the Class A-3FX Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(v), at a rate per annum equal to the Class A-3FX Note Interest Rate (on the same day count basis as the Class A-3FX Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-3FX Note Interest Rate.

“Class A-3 Initial Invested Amount” shall mean the sum of the Class A-3FL Initial Invested Amount and the Class A-3FX Initial Invested Amount.

“Class A-3FL Initial Invested Amount” shall mean $57,732,700.

“Class A-3FX Initial Invested Amount” shall mean $53,097,000.

“Class A-3FL Interest Shortfall” shall have the meaning specified in subsection 4.02(c).

“Class A-3FX Interest Shortfall” shall have the meaning specified in subsection 4.02(c).

“Class A-3FL Invested Amount” shall mean, with respect to any date an amount equal to the product of (a) the Class A-3 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-3FL Initial Invested Amount and the denominator of which is the sum of the Class A-3FL Initial Invested Amount and the Class A-3FX Initial Invested Amount.

“Class A-3FX Invested Amount” shall mean, with respect to any date an amount equal to the product of (a) the Class A-3 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-3FX Initial Invested Amount and the denominator of which is the sum of the Class A-3FL Initial Invested Amount and the Class A-3FX Initial Invested Amount.

“Class A-3 Invested Amount” shall mean, on any date of determination, an amount equal to (a) the Class A-3 Initial Invested Amount; minus (b) the aggregate amount of principal payments made with respect to the Class A-3 Notes prior to such date; minus (c) the amount by which the Class A-3 Invested Amount has been reduced on or prior to such date due to Investor Charge-Offs that have not been absorbed by a subordinate class of Notes pursuant to Section 4.06(d); plus (d) the amount by which the Class A-3 Invested Amount has been increased on all prior Distribution Dates due to reimbursements of Investor Charge-Offs pursuant to Section 4.06(g); and plus (e) the amount by which the Class A-3 Invested Amount has been increased by the application of Series Post Payment Adjustment Amounts (if such amount is positive) on all prior Distribution Dates pursuant to Section 4.06(g); provided, however,  that the Class A-3 Invested Amount shall not be reduced below zero nor shall it be increased above the Class A-3 Principal Balance.

“Class A-3FL Monthly Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-3FX Monthly Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-3FL Note Interest Rate” shall mean a per annum rate of 3.00% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period.

“Class A-3FX Note Interest Rate” shall mean a per annum rate of 6.298% with respect to each Interest Period.

“Class A-3 Noteholder” shall mean the Person in whose name a Class A-3 Note is registered in the Note Register.

“Class A-3 Notes” shall mean the Class A-3FL Notes and the Class A-3FX Notes.

“Class A-3FL Notes” shall mean any one of the Class A-3FL Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3FL.

“Class A-3FX Notes” shall mean any one of the Class A-3FX Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3FX.

“Class A-3FL Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-3FL Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-3FL Noteholders on or prior to such date.

“Class A-3FX Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-3FX Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-3FL Noteholders on or prior to such date.

“Class A-4FL Additional Interest” shall have the meaning specified in subsection 4.02(d).

“Class A-4FX Additional Interest” shall have the meaning specified in subsection 4.02(d).

“Class A-4FL Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-4FL Monthly Interest for such Distribution Date plus Class A-4FL Monthly Interest previously due but not distributed to Class A-4FL Noteholders on a prior Distribution Date, plus the amount of any Class A-4FL Additional

Interest for such Distribution Date, plus the amount of any Class A-4FL Additional Interest previously due but not distributed to Class A-4FL Noteholders on a prior Distribution Date.

“Class A-4FX Cumulative Monthly Interest” shall mean, with respect to a Distribution Date, an amount equal to Class A-4FX Monthly Interest for such Distribution Date plus Class A-4FX Monthly Interest previously due but not distributed to Class A-4FX Noteholders on a prior Distribution Date, plus the amount of any Class A-4FX Additional Interest for such Distribution Date, plus the amount of any Class A-4FX Additional Interest previously due but not distributed to Class A-4FX Noteholders on a prior Distribution Date.

“Class A-4FL Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-4FL Principal Balance due but not otherwise distributed to the Class A-4FL Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(vi), at a rate per annum equal to the Class A-4FL Note Interest Rate (on the same day count basis as the Class A-4FL Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-4FL Note Interest Rate.

“Class A-4FX Cumulative Subordinated Interest” shall mean, with respect to a Distribution Date, an amount equal to interest on the Class A-4FX Principal Balance due but not otherwise distributed to the Class A-4FX Noteholders on such Distribution Date or any prior Distribution Date pursuant to Section 4.05(a)(vi), at a rate per annum equal to the Class A-4FX Note Interest Rate (on the same day count basis as the Class A-4FX Monthly Interest) plus interest on any shortfalls with respect to such amounts at the Class A-4FX Note Interest Rate.

“Class A-4 Initial Invested Amount” shall mean the sum of the Class A-4FL Initial Invested Amount and the Class A-4FX Initial Invested Amount.

“Class A-4FL Initial Invested Amount” shall mean $96,553,500.

“Class A-4FX Initial Invested Amount” shall mean $14,276,000.

“Class A-4FL Interest Shortfall” shall have the meaning specified in subsection 4.02(d).

“Class A-4FX Interest Shortfall” shall have the meaning specified in subsection 4.02(d).

“Class A-4FL Invested Amount” shall mean with respect to any date an amount equal to the product of (a) the Class A-4 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-4FL Initial Invested Amount and the denominator of which is the sum of the Class A-4FL Initial Invested Amount and the Class A-4FX Initial Invested Amount.

“Class A-4FX Invested Amount” shall mean with respect to any date an amount equal to the product of (a) the Class A-4 Invested Amount on such date and (b) a fraction the numerator of which is the Class A-4FX Initial Invested Amount and the denominator of which is the sum of the Class A-4FL Initial Invested Amount and the Class A-4FX Initial Invested Amount.

“Class A-4 Invested Amount” shall mean, on any date of determination, an amount equal to (a) the Class A-4 Initial Invested Amount; minus (b) the aggregate amount of principal payments made with respect to the Class A-4 Notes prior to such date; minus (c) the amount by which the Class A-4 Invested Amount has been reduced on or prior to such date due to Investor Charge-Offs that have not been absorbed by a subordinate class of Notes pursuant to Section 4.06(c); and plus (d) the amount by which the Class A-4 Invested Amount has been increased on all prior Distribution Dates due to reimbursements of Investor Charge-Offs pursuant to Section 4.06(g); and plus (e) the amount by which the Class A-4 Invested Amount has been increased by the application of Series Post Payment Adjustment Amounts (if such amount is positive) on all prior Distribution Dates pursuant to Section 4.06(g); provided, however, that the Class A-4 Invested Amount shall not be reduced below zero nor shall it be increased above the Class A-4 Principal Balance.

“Class A-4FL Monthly Interest” shall have the meaning specified in subsection 4.02(d).

“Class A-4FX Monthly Interest” shall have the meaning specified in subsection 4.02(d).

“Class A-4FL Note Interest Rate” shall mean a per annum rate of 5.50% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period.

“Class A-4FX Note Interest Rate” shall mean a per annum rate of 8.721% with respect to each Interest Period.

“Class A-4 Noteholder” shall mean the Person in whose name a Class A-4 Note is registered in the Note Register.

“Class A-4 Notes” shall mean the Class A-4FL Notes and the Class A-4FX Notes.

“Class A-4FL Notes” shall mean any one of the Class A-4FL Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4FL.

“Class A-4FX Notes” shall mean any one of the Class A-4FX Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4FX.

“Class A-4FL Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-4FL Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-4FL Noteholders on or prior to such date.

“Class A-4FX Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A-4FX Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A-4FX Noteholders on or prior to such date.

“Class B Initial Invested Amount” shall mean $89,279,000.

“Class B Invested Amount” shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount; minus (b) the aggregate amount of principal payments made with respect to the Class B Notes prior to such date; minus (c) the amount by which the Class B Invested Amount has been reduced on or prior to such date due to Investor Charge-Offs that have not been absorbed by the O/C Invested Amount pursuant to Section 4.06(b); plus (d) the amount by which the Class B Invested Amount has been increased on all prior Distribution Dates due to reimbursements of Investor Charge-Offs pursuant to Section 4.06(g); and plus (e) the amount by which the Class B Invested Amount has been increased by the application of Series Post Payment Adjustment Amounts (if such amount is positive) on all prior Distribution Dates pursuant to Section 4.06(g); provided, however, that the Class B Invested Amount shall not be reduced below zero nor shall it be increased above the Class B Principal Balance.

“Class B Investor Charge-Offs” shall mean, with respect to any Distribution Date, the aggregate amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates as the result of Investor Charge-Offs pursuant to Section 4.06 hereof.

“Class B Investor Default Amount” shall mean, with respect to any Monthly Period, the product of (a) the Investor Default Amount for such Monthly Period and (b) a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Invested Amount on the day of determination.

“Class B Monthly Interest” shall have the meaning specified in subsection 4.02(e).

“Class B Note Interest Rate” shall mean a per annum rate of 10.0% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period; provided that the Class B Note Interest Rate shall not exceed the Class B Note Interest Rate Cap.

“Class B Note Interest Rate Cap” shall mean 15.0% for the first 12 Distribution Dates, 16.0% for the 13th through 24th Distribution Dates, 17.0% for the next 25th through 36th Distribution Dates and 18.0% for all remaining Distribution Dates.

“Class B Noteholder” shall mean the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” shall mean any one of the Class B Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B.

“Class B Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

“Clean-up Call” shall have the meaning specified in Section 7.01(a).

“Closing Date” shall mean June 25, 2002.

“Discounted Recoveries“ shall mean any proceeds received by the Issuer from (i) the repurchase of Receivables at a discount by the Accounts Owner from the Transferor pursuant to the terms of the Receivables Purchase Agreement and (ii) the repurchase of Receivables at a discount by Providian under the terms of the Receivables Purchase Agreement which are the subject of a credit provided to the related cardholder in connection with the Class Action Settlement (as such term is defined in the Receivables Purchase Agreement).

“Distribution Date” shall mean July 17, 2002 and the seventeenth day of each calendar month thereafter, or if such seventeenth day is not a Business Day, the next succeeding Business Day.

“Estimated Required Coverage Amount” shall mean with respect to any date in a Monthly Period the sum of (i) Monthly Interest due on the Distribution Date relating to such Monthly Period, calculated using LIBOR on the most recent LIBOR Determination Date, (ii) the Program Expenses due to be paid on the Distribution Date relating to such Monthly Period and (iii) the estimated Monthly Servicing Fee due on the Distribution Date relating to such Monthly Period, assuming for the purposes of calculating the estimated Monthly Servicing Fee that the amount of Principal Receivables and Finance Charge Receivables on the last day of the related Monthly Period is the greater of the amount of Principal Receivables and Finance Charge Receivables on the first day of such Monthly Period and the date of calculation.

“Excess Program Expenses” shall mean the product of (i) any indemnity obligation of the Issuer to the Indenture Trustee, the Note Administrator, the Owner Trustee, the Certificate Administrator or the Certificate Trustee in any one-year period beginning on the Closing Date and on each anniversary thereof in excess of $72,500 in the aggregate and (ii) a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the initial Invested Amount) and the denominator of which is the Invested Amount for Series 2002-1 and for Series 2002-A.

“Final Maturity Date” shall mean the Distribution Date occurring in June 2012.

“Fixed Allocation Percentage” shall mean an amount equal to, with respect to any Monthly Period during a Rapid Amortization Period, Partial Reinvestment Period or the Scheduled Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of close of business on the last day of either the Reinvestment Period or the Special Reinvestment Period, whichever precedes such period, and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables and Finance Charge Receivables as of the close of business on the last day of the prior Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables and Finance Charge Receivables as of the Closing Date) and (b) the sum of the numerators used to calculate the allocation percentages with respect to Collections of Principal Receivables for all outstanding Series on the date of determination.

“Floating Allocation Percentage” shall mean an amount equal to, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables and Finance Charge Receivables as of the last day of the prior Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables and Finance Charge Receivables as of the Closing Date) and (b) the sum of the numerators used to calculate the Floating Allocation Percentage for all Series.

“Initial Invested Amount” shall mean the sum of the Class A-1 Initial Invested Amount, the Class A-2 Initial Invested Amount, the Class A-3 Initial Invested Amount, the Class A-4 Initial Invested Amount the Class B Initial Invested Amount and the O/C Initial Invested Amount.

“Insolvency Event” shall mean with respect to any party, such party’s consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such party or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such party; or such party’s admission in writing of its inability to pay its debts generally as they become due, filing a petition to take advantage of any applicable insolvency or reorganization statute, or making any assignment for the benefit of its creditors.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Invested Amount” shall mean the sum of the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount, the Class A-4 Invested Amount, the Class B Invested Amount and the O/C Invested Amount.

“Investor Charge-Offs” shall have the meaning specified in Section 4.06.

“Investor Default Amount” shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Defaulted Amount for such Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

“LIBOR” shall have the meaning specified in Section 4.09.

“LIBOR Determination Date” shall mean (i) June 21, 2002 for the first Interest Period and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

“London Business Day” shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Monthly Servicing Fee” shall have the meaning specified in Section 3.01.

“Notes” shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes.

“O/C Certificate” shall mean the certificate issued by the Issuer representing the right to receive all amounts distributed hereunder in respect of the O/C Invested Amount,  substantially in the form of Exhibit C.

“O/C Holder” shall mean the holder of the O/C Certificate.

“O/C Initial Invested Amount” shall mean $517,207,554.

“O/C Invested Amount” shall mean, on any date of determination, an amount equal to (a) the O/C Initial Invested Amount; minus (b) the aggregate amount of payments with respect to the O/C Invested Amount on or prior to such date; minus (c) the amount by which the O/C Invested Amount has been reduced on or prior to such date due to Investor Charge-Offs pursuant to Section 4.06(a); plus (d) the amount by which the O/C Invested Amount has been increased on all prior Distribution Dates due to reimbursements of Investor Charge-Offs pursuant to Section 4.06(g); and plus (e) the amount by which the O/C Invested Amount has been increased by the application of Series Post Payment Adjustment Amounts (if such amount is positive) on all prior Distribution Dates pursuant to Section 4.06(g); provided that the O/C Invested Amount shall not be reduced below zero.

“O/C Investor Charge-Offs” shall mean, with respect to any Distribution Date, the aggregate amount by which the O/C Invested Amount has been reduced on all prior Distribution Dates as the result of Investor Charge-Offs pursuant to Section 4.06 hereof.

“O/C Investor Default Amount” shall mean, with respect to any Monthly Period, the product of (a) the Investor Default Amount for such Monthly Period and (b) a fraction, the numerator of which is the O/C Invested Amount and the denominator of which is the Invested Amount on the day of determination.

“O/C Principal Percentage” shall mean an amount equal to, with respect to any date, the percentage equivalent of a fraction, the numerator of which is (a) the product of the aggregate amount of Principal Receivables on such date and the Floating Allocation Percentage as of such date minus (b) the sum of the Class A Invested Amount and the Class B Invested Amount as of such date and the denominator of which is the product of the aggregate amount of Principal Receivables on such date and the Floating Allocation Percentage as of such date.

“O/C Reduction Amount” shall have the meaning set forth in Section 7.01(c).

“Partial Reinvestment Period” shall mean (if a Redemption Event or the commencement of the Scheduled Amortization Period has not occurred earlier) the period, if any, beginning on the first day of the Monthly Period in which the O/C Principal Percentage (after application of all collections on the Distribution Date on which it is calculated) is below 26.75% and at least 22.0% and ending on the earlier of (a) the close of business on the last day of the Monthly Period immediately preceding the Distribution Date on which the O/C Principal Percentage is at least 26.75% and has been at least 26.75% for each of the two Distribution Dates immediately preceding such Distribution Date, in which case a Special Reinvestment Period or the Reinvestment Period, as applicable, would resume, (b) the commencement of a Rapid Amortization Period and (c) the commencement of the Scheduled Amortization Period.

“Pre-Adjustment Invested Amount” shall mean on each Distribution Date (a) the Invested Amount as of the end of the prior Monthly Period minus (b) the amount by which the Investor Default Amount exceeds the amount of Available Finance Charge Collections allocated to fund such amount on such Distribution Date minus (c) the amount of Reallocated Principal Collections on such Distribution Date minus (d) the amount of principal paid to reduce the Invested Amount on such Distribution Date plus (e) the amount of prior Investor Charge-Offs to be reimbursed on such Distribution Date.

“Pre-Adjustment Transferor Amount” shall mean on each Distribution Date the Transferor Amount as of the end of the prior Monthly Period minus all Defaulted Amounts and Collections allocated to the Transferor Amount on the related Determination Date.

“Principal Balance” shall mean when used with respect to any class of Notes, the initial Invested Amount of such class of Notes minus the aggregate amount of principal payments made with respect to such class of Notes.  When used with respect to the Notes in the aggregate, the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the Class B Principal Balance.

“Program Expenses” shall mean the product of (i) a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the initial Invested Amount) and the denominator of which is the Invested Amount for Series 2002-1 and Series 2002-A and (ii) the fees and expenses of the Indenture Trustee, the Note Administrator, the Owner Trustee, the Certificate Administrator and the Certificate Trustee as specified in each of the related fee agreements with each such party, and any indemnity obligation of the Issuer to each such party, provided that such indemnity obligation shall not exceed in the aggregate $72,500 in any one-year period beginning on the Closing Date and on each anniversary thereof.

“Rapid Amortization Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Redemption Event is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Principal Balance of the Notes and the reduction of the O/C Invested Amount to zero and (ii) the Final Maturity Date.

“Reallocated Principal Collections” shall mean, with respect to any Distribution Date, the amount of Available Principal Collections applied by the Indenture Trustee pursuant to Section 4.05(b)(i).

“Redemption Amount” shall mean with respect to any day, the Principal Balance and any accrued and unpaid interest due on the Notes plus any amounts due and unpaid with respect to Program Expenses plus any accrued and unpaid Monthly Servicing Fee (after giving effect as appropriate to any deposits and distributions otherwise to be made on such day if such day is a Distribution Date).

“Redemption Event” shall mean, with respect to Series 2002-1, a Trust Redemption Event or a Series 2002-1 Redemption Event.

“Redemption Event Issuance” shall have the meaning specified in Section 7.01(b).

“Redemption upon Auction” shall have the meaning specified in Section 7.01(c).

“Reinvestment Period” shall mean the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Scheduled Amortization Period commences or (b) the close of business on the day immediately preceding the day a Rapid Amortization Period, a Special Reinvestment Period, or a Partial Reinvestment Period commences; provided, however, that prior to the commencement of the Scheduled Amortization Period or a Rapid Amortization Period, a Special Reinvestment Period or a Partial Reinvestment Period may end and the Reinvestment Period may resume on a Distribution Date after the O/C Principal Percentage has been at least 29.0% and the Subordinated Principal Percentage has been at least 25.0% for three consecutive Distribution Dates since the commencement of the Special Reinvestment Period or Partial Reinvestment Period.

“Required Coverage Amount” shall have the meaning specified in Section 4.04.

“Scheduled Amortization Date” shall mean June 1, 2005.

“Scheduled Amortization Period” shall mean, unless a Redemption Event with respect to Series 2002-1 shall have occurred prior thereto, the period commencing on the Scheduled Amortization Date and ending upon the first to occur of (x) the commencement of the Rapid Amortization Period, (y) the payment in full of the Principal Balance of the Notes and the reduction of the O/C Invested Amount to zero and (z) the Final Maturity Date.

“Series 2002-1” shall mean the Series the terms of which are specified in this Indenture Supplement.

“Series 2002-1 Notes” shall have the meaning set forth in Section 1.01(a).

“Series Post Payment Adjustment Amount” shall mean an amount equal to the product of (i) (a) the Pre-Adjustment Invested Amount relating to Series 2002-1 divided by (b) the Pre-Adjustment Invested Amounts for all outstanding Series and (ii) the Trust Post Payment Adjustment Amount.

“Series Redemption Event” shall have the meaning specified in Section 6.01.

“Servicing Fee Rate” shall mean 5.00% per annum.

“Shared Principal Collections” shall mean Shared Principal Collections as defined and described in Section 8.05 of the Indenture; and amounts to be treated as Shared Principal Collections under this Indenture Supplement are described in Section 4.05(b)(v).

“Special Reinvestment Period” shall mean (if a Redemption Event or the commencement of the Scheduled Amortization Period has not occurred earlier) the period, if any, beginning on the first day of the Monthly Period in which either (a) the O/C Principal Percentage is below 29.0% and at least 26.75% or (b) the Subordinated Principal Percentage (after application of all collections on the Distribution Date on which it is calculated) is less than 25.0% and ending on the earliest of (a) the close of business on the last day of the Monthly Period immediately preceding the Distribution Date on which (i) the O/C Principal Percentage is at least 29.0% and has been at least 29.0% for each of the two Distribution Dates immediately preceding such Distribution Date and (ii) the Subordinated Principal Percentage is at least 25.0% and has been at least 25.0% for each of the two Distribution Dates immediately preceding such Distribution Date, in which case the Reinvestment Period would resume, (b) the commencement of a Partial Reinvestment Period, (c) the commencement of a Rapid Amortization Period and (d) the commencement of the Scheduled Amortization Period.

“Special VFN Allocation” shall have the meaning set forth in Indenture Supplement relating to the Variable Funding Notes.

“Statement to Noteholders” shall have the meaning specified in Section 5.03.

“Subordinated Principal Percentage” shall mean an amount equal to, with respect to any date, the percentage equivalent of a fraction, the numerator of which is (a) the product of the aggregate amount of Principal Receivables on such date and the Floating Allocation Percentage minus (b) the Class A Invested Amount and the denominator of which is the aggregate amount of Principal Receivables as of the Cut-Off Date.

“Telerate Page 3750“ shall mean the display page currently so designated on the Moneyline Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

“Transfer” shall have the meaning set forth in Section 8.06.

“Transferor Amount Reduction Amount” shall mean the amount required to reduce the Transferor Amount to zero.

“Trust Post Payment Adjustment Amount” shall mean on each Distribution Date an amount (which may be positive or negative) equal to (i) the aggregate balance of Principal Receivables and Finance Charge Receivables as of the end of the prior Monthly Period minus (ii) the sum of (x) the Pre-Adjustment Invested Amounts for all Series and (y) the Pre-Adjustment Transferor Amount.

“Variable Funding Notes” shall mean the Issuer’s Series 2002-A Variable Funding Notes.

“VFN Reduction Amount” shall mean an amount equal to the outstanding Principal Balance (as such term is defined in the related Indenture Supplement) of the Variable Funding Notes or such lesser amount agreed to by the holders of the Variable Funding Notes.

(b)   Each capitalized term defined herein shall relate to the Series 2002-1 Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires.  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement.  In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

(c)   The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term “including” means “including without limitation.”

[END OF ARTICLE II]

ARTICLE III

Servicing Fee

Section 3.01.          Servicing Compensation.  The share of the Servicing Fee allocable to the Invested Amount with respect to any Distribution Date (the “Monthly Servicing Fee”) shall be equal to one-twelfth (or, with respect to the first Distribution Date, 5/360) of the product of (a) the Servicing Fee Rate, (b) the Floating Allocation Percentage and (c)(i) the sum of (A) the amount of Principal Receivables and Finance Charge Receivables on the first day of the Monthly Period preceding such Distribution Date (or, with respect to the first Distribution Date, the Closing Date) and (B) the amount of Principal Receivables and Finance Charge Receivables on the last day of the Monthly Period preceding such Distribution Date divided by (ii) two.

[END OF ARTICLE III]

ARTICLE IV

Rights of Series 2002-1 Noteholders
and Allocation and Application of Collections

Section 4.01.          Collections and Allocations.

(a)   Allocations.  Prior to the close of business on each Deposit Date, Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables allocated to Series 2002-1 pursuant to Article VIII of the Indenture shall be allocated as set forth in this Article.

(b)   Allocations to the Series 2002-1 Noteholders.  The Servicer shall allocate to Series 2002-1 on each Deposit Date the following amounts as set forth below:

(i)  Allocations of Finance Charge Collections.  The Servicer shall allocate to Series 2002-1 and retain in the Collection Account for application as provided herein in an amount equal to the product of (A) the Floating Allocation Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date.

(ii)  Allocations of Principal Collections.  The Servicer shall allocate collections of Principal Receivables to Series 2002–1 as provided herein in an amount equal to the product of (A) during the Reinvestment Period or the Special Reinvestment Period, the Floating Allocation Percentage and during the Partial Reinvestment Period, Scheduled Amortization Period or  Rapid Amortization Period,  the Fixed Allocation Percentage and (B) the aggregate amount of Collections of Principal Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date.

Section 4.02.          Determination of Monthly Interest.

(a)  The amount of monthly interest distributable from the Collection Account with respect to the Class A-1FL Notes pursuant to Section 4.05(a)(iii) on any Distribution Date (“Class A-1FL Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A-1FL Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-1FL Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-1FL Initial Invested Amount).  The holders of the Class A-1FL Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(viii).

The amount of monthly interest distributable from the Collection Account with respect to the Class A-1FX Notes pursuant to Section 4.05(a)(iii) on any Distribution Date

(“Class A-1FX Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (except for the first Interest Period, when the numerator will be 22) and the denominator of which is 360, (ii) the Class A-1FX Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-1FX Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-1FX Initial Invested Amount).  The holders of the Class A-1FX Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(viii).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-1FL Interest Shortfall”), of (x) the Class A-1FL Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-1FL Monthly Interest on such Distribution Date.  If the Class A-1FL Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-1FL Interest Shortfall is fully paid, an additional amount (“Class A-FL Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-1FL Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-1FL Interest Shortfall (or the portion thereof which has not been paid to the Class A-1FL Noteholders) shall be payable as provided herein with respect to the Class A-1FL Notes.  Notwithstanding anything to the contrary herein, Class A-1FL Additional Interest shall be payable or distributed to the Class A-1FL Noteholders only to the extent permitted by applicable law.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-1FX Interest Shortfall”), of (x) the Class A-1FX Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-1FX Monthly Interest on such Distribution Date.  If the Class A-1FX Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-1FX Interest Shortfall is fully paid, an additional amount (“Class A-1FX Additional Interest”) equal to the product of (i) a fraction, the numerator of which is 30 and the denominator of which is 360, times (ii) the Class A-1FX Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-1FX Interest Shortfall (or the portion thereof which has not been paid to the Class A-1FX Noteholders) shall be payable as provided herein with respect to the Class A-1FX Notes.  Notwithstanding anything to the contrary herein, Class A-1FX Additional Interest shall be payable or distributed to the Class A-1FX Noteholders only to the extent permitted by applicable law.

(b)  The amount of monthly interest distributable from the Collection Account with respect to the Class A-2FL Notes pursuant to Section 4.05(a)(iv) on any Distribution Date (“Class A-2FL Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A-2FL Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-2FL Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-2FL Initial Invested Amount).  The holders of the Class A-2FL Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(ix).

The amount of monthly interest distributable from the Collection Account with respect to the Class A-2FX Notes pursuant to Section 4.05(a)(iv) on any Distribution Date (“Class A-2FX Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (except for the first Interest Period, when the numerator will be 22) and the denominator of which is 360, (ii) the Class A-2FX Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-2FX Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-2FX Initial Invested Amount).  The holders of the Class A-2FX Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(ix).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-2FL Interest Shortfall”), of (x) the Class A-2FL Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-2FL Monthly Interest on such Distribution Date.  If the Class A-2FL Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-2FL Interest Shortfall is fully paid, an additional amount (“Class A-2FL Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-2FL Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-2FL Interest Shortfall (or the portion thereof which has not been paid to the Class A-2FL Noteholders) shall be payable as provided herein with respect to the Class A-2FL Notes.  Notwithstanding anything to the contrary herein, Class A-2FL Additional Interest shall be payable or distributed to the Class A-2FL Noteholders only to the extent permitted by applicable law.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-2FX Interest Shortfall”), of (x) the Class A-2FX Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-2FX Monthly Interest on such Distribution Date.  If the Class A-2FX Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-2FX Interest Shortfall is fully paid, an additional amount (“Class A-2FX Additional Interest”) equal to the product of (i) a fraction, the numerator of which is 30 and the denominator of which is 360, times (ii) the Class A-2FX Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-2FX Interest Shortfall (or the portion thereof which has not been paid to the Class A-2FX Noteholders) shall be payable as provided herein with respect to the Class A-2FX Notes.  Notwithstanding anything to the contrary herein, Class A-2FX Additional Interest shall be payable or distributed to the Class A-2FX Noteholders only to the extent permitted by applicable law.

(c)  The amount of monthly interest distributable from the Collection Account with respect to the Class A-3FL Notes pursuant to Section 4.05(a)(v) on any Distribution Date (“Class A-3FL Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A-3FL Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-3FL Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-3FL Initial Invested Amount).  The holders of the Class A-3FL Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(x).

The amount of monthly interest distributable from the Collection Account with respect to the Class A-3FX Notes pursuant to Section 4.05(a)(v) on any Distribution Date (“Class A-3FX Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (except for the first Interest Period, when the numerator will be 22) and the denominator of which is 360, (ii) the Class A-3FX Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-3FX Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-3FX Initial Invested Amount).  The holders of the Class A-3FX Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(x).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-3FL Interest Shortfall”), of (x) the Class A-3FL Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-3FL Monthly Interest on such Distribution Date.  If the Class A-3FL Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-3FL Interest Shortfall is fully paid, an additional amount (“Class A-3FL Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-3FL Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-3FL Interest Shortfall (or the portion thereof which has not been paid to the Class A-3FL Noteholders) shall be payable as provided herein with respect to the Class A-3FL Notes.  Notwithstanding anything to the contrary herein, Class A-3FL Additional Interest shall be payable or distributed to the Class A-3FL Noteholders only to the extent permitted by applicable law.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-3FX Interest Shortfall”), of (x) the Class A-3FX Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-3FX Monthly Interest on such Distribution Date.  If the Class A-3FX Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-3FX Interest Shortfall is fully paid, an additional amount (“Class A-3FX Additional Interest”) equal to the product of (i) a fraction, the numerator of which is 30 and the denominator of which is 360, times (ii) the Class A-3FX Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-3FX Interest Shortfall (or the portion thereof which has not been paid to the Class A-3FX Noteholders) shall be payable as provided herein with respect to the Class A-3FX Notes.  Notwithstanding anything to the contrary herein, Class A-3FX Additional Interest shall be payable or distributed to the Class A-3FX Noteholders only to the extent permitted by applicable law.

(d)  The amount of monthly interest distributable from the Collection Account with respect to the Class A-4FL Notes pursuant to Section 4.05(a)(vi) on any Distribution Date (“Class A-4FL Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A-4FL Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-4FL Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-4FL Initial Invested Amount).  The holders of the Class A-4FL Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(xi).

The amount of monthly interest distributable from the Collection Account with respect to the Class A-4FX Notes pursuant to Section 4.05(a)(vi) on any Distribution Date (“Class A-4FX Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (except for the first Interest Period, when the numerator will be 22) and the denominator of which is 360, (ii) the Class A-4FX Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A-4FX Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A-4FX Initial Invested Amount).  The holders of the Class A-4FX Notes will also be entitled to receive distributions in respect of interest on each Distribution Date as provided in Section 4.05(a)(xi).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-4FL Interest Shortfall”), of (x) the Class A-4FL Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-4FL Monthly Interest on such Distribution Date.  If the Class A-4FL Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-4FL Interest Shortfall is fully paid, an additional amount (“Class A-4FL Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-4FL Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-4FL Interest Shortfall (or the portion thereof which has not been paid to the Class A-4FL Noteholders) shall be payable as provided herein with respect to the Class A-4FL Notes.  Notwithstanding anything to the contrary herein, Class A-4FL Additional Interest shall be payable or distributed to the Class A-4FL Noteholders only to the extent permitted by applicable law.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-4FX Interest Shortfall”), of (x) the Class A-4FX Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-4FX Monthly Interest on such Distribution Date.  If the Class A-4FX Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-4FX Interest Shortfall is fully paid, an additional amount (“Class A-4FX Additional Interest”) equal to the product of (i) a fraction, the numerator of which is 30 and the denominator of which is 360, times (ii) the Class A-4FX Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A-4FX Interest Shortfall (or the portion thereof which has not been paid to the Class A-4FX Noteholders) shall be payable as provided herein with respect to the Class A-4FX Notes.  Notwithstanding anything to the contrary herein, Class A-4FX Additional Interest shall be payable or distributed to the Class A-4FX Noteholders only to the extent permitted by applicable law.

(e) The amount of monthly interest distributable from the Collection Account with respect to the Class B Notes pursuant to Section 4.05(a)(xiii) on any Distribution Date (“Class B Monthly Interest”) shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Initial Invested Amount).

Section 4.03.          Daily Application of Collections.  The Servicer shall with respect to each Business Day in a Monthly Period during the Reinvestment Period, Special Reinvestment Period and Partial Reinvestment Period distribute Allocable Principal Collections and Allocable Finance Charge Collections on deposit in the Collection Account on such Business Day as follows:

(i)  to the Transferor, an amount equal to the product of (1) the Floating Allocation Percentage and (2) the sum of (A) the amount of all newly created Principal Receivables, other than Non-Conforming Terms Change Receivables, which are required to be funded on such Business Day plus (B) the amount of all Principal Receivables created on a prior Business Day during such Monthly Period which were not funded for any reason other than that such Principal Receivables were Non-Conforming Terms Change Receivables; and

(ii)  to the holder of the Variable Funding Notes, an amount equal to the product of (a) the Floating Allocation Percentage and (b) the aggregate amount of Increase Amounts (as such term is defined in the Indenture Supplement relating to the Variable Funding Notes) that were funded during such Monthly Period and have not been previously reimbursed pursuant to this Section 4.03(ii) or Section 4.03(ii) of the Indenture Supplement relating to the Variable Funding Notes during such Monthly Period;

provided, however, that (i) daily releases of Collections of Principal Receivables and Finance Charge Receivables under this Section 4.03 will be permitted on or after the 15th day of any Monthly Period only if the Servicer determines that on any day on or after the 15th day of such Monthly Period, the Note Administrator, on behalf of the Indenture Trustee, has on deposit in the Collection Account Collections of Finance Charge Receivables and Principal Receivables in an amount sufficient to pay the percentage specified in Schedule I hereto for such day of the Estimated Required Coverage Amount due on the related Distribution Date and (ii) daily releases of Collections of Finance Charge Receivables under this Section 4.03 will be permitted on or after the 10th day of any Monthly Period only if the Servicer determines that on any day on or after the 10th day of such Monthly Period, the Note Administrator, on behalf of the Indenture

Trustee, has on deposit Collections of Finance Charge Receivables and Principal Receivables in an amount sufficient to pay 100% of the Estimated Required Coverage Amount due on the related Distribution Date; provided further that notwithstanding any provision to the contrary herein, during each Monthly Period during the Partial Reinvestment Period, the aggregate daily releases of Collections of Principal Receivables and Finance Charge Receivables under this Section 4.03 shall not exceed 0.5% of the Invested Amount on the last day of the prior Monthly Period and provided further that no amounts will distributed to the Transferor under this Section 4.03 if after giving effect thereto the Transferor Amount  would be less than zero.

Section 4.04.          Required Coverage Amount.  With respect to each Distribution Date, the Note Administrator shall determine, based on the information provided to it by the Servicer no later than the Determination Date, the amount (the “Required Coverage Amount”), if any, by which (x) the sum of the Program Expenses, Monthly Servicing Fee, Class A-1FL Monthly Interest, Class A-1FX Monthly Interest, Class A-2FL Monthly Interest, Class A-2FX Monthly Interest, Class A-3FL Monthly Interest, Class A-3FX Monthly Interest, Class A-4FL Monthly Interest, Class A-4FX Monthly Interest and Class B Monthly Interest for such Distribution Date exceeds (y) the Allocable Finance Charge Collections for such Distribution Date available to pay such amounts.

Section 4.05.          Application of Available Finance Charge Collections and Available Principal Collections.  (a) The Note Administrator shall apply, based on the information provided to it by the Servicer no later than the Determination Date, Available Finance Charge Collections with respect to each Monthly Period in the following order or priority:

(i)          an amount equal to the Program Expenses for the related Distribution Date shall be distributed to the Indenture Trustee, Note Administrator, Certificate Administrator, and Certificate Trustee, as applicable, on the related Distribution Date;

(ii)         an amount equal to the Monthly Servicing Fee for the related Distribution Date plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer on the related Distribution Date;

(iii)        an amount equal to Class A-1FL Cumulative Monthly Interest and Class A-1FX Cumulative Monthly Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-1FL Noteholders and the Class A-1FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(iv)       an amount equal to Class A-2FL Cumulative Monthly Interest and Class A-2FX Cumulative Monthly Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-2FL Noteholders and the Class A-2FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(v)        an amount equal to Class A-3FL Cumulative Monthly Interest and Class A-3FX Cumulative Monthly Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-3FL Noteholders and the Class A-3FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(vi)       an amount equal to Class A-4FL Cumulative Monthly Interest and Class A-4FX Cumulative Monthly Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-4FL Noteholders and the Class A-4FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(vii)      from Available Finance Charge Collections other than Reallocated Principal Collections, an amount equal to the Class A Investor Default Amount for the related Distribution Date shall be treated as Available Principal Collections for such Monthly Period and applied pursuant to clause (b) hereof;

(viii)     from Available Finance Charge Collections other than Reallocated Principal Collections, an amount equal to Class A-1FL Cumulative Subordinated Interest and Class A-1FX Cumulative Subordinated Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-1FL Noteholders and the Class A-1FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(ix)        from Available Finance Charge Collections other than Reallocated Principal Collections, an amount equal to Class A-2FL Cumulative Subordinated Interest and Class A-2FX Cumulative Subordinated Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-2FL Noteholders and the Class A-2FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(x)         from Available Finance Charge Collections other than Reallocated Principal Collections, an amount equal to Class A-3FL Cumulative Subordinated Interest and Class A-3FX Cumulative Subordinated Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-3FL Noteholders and the Class A-3FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(xi)        from Available Finance Charge Collections other than Reallocated Principal Collections, an amount equal to Class A-4FL Cumulative Subordinated Interest and Class A-4FX Cumulative Subordinated Interest shall be distributed to the Note Administrator for payment on the related Distribution Date to the Class A-4FL Noteholders and the Class A-4FX Noteholders, respectively, pro rata based on the dollar amount due on the related Distribution Date;

(xii)       from Available Finance Charge Collections other than Reallocated Principal Collections, an amount equal to the Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for the related Distribution Date and shall be applied pursuant to clause (b) hereof;

(xiii)      an amount equal to Class B Monthly Interest for the related Distribution Date shall be distributed to the Note Administrator for payment on the related Distribution Date to Class B Noteholders on the related Distribution Date;

(xiv)      an amount equal to the Class B Investor Default Amount shall be treated as Available Principal Collections for such Monthly Period and shall be applied pursuant to clause (b) hereof;

(xv)       an amount equal to the Class B Investor Charge-Offs which have not been previously reimbursed shall be treated as Available Principal Collections for such Monthly Period and shall be applied pursuant to clause (b) hereof;

(xvi)      an amount equal to the O/C Investor Default Amount shall be treated as Available Principal Collections for such Monthly Period and shall be applied pursuant to Clause (b) hereof;

(xvii)     an amount equal to the O/C Investor Charge-Offs which have not been previously reimbursed shall be treated as Available Principal Collections for such Monthly Period and shall be applied pursuant to clause (b) hereof; and

(xviii)    the balance, if any, shall be treated as Available Principal Collections.

(b)   The Note Administrator shall apply, based on the information provided to it by the Servicer received no later than the Determination Date, Available Principal Collections with respect to each related Monthly Period in the following order of priority:

(i)            Subject to Section 4.03, an amount equal to the Required Coverage Amount shall be distributed on the related Distribution Date by the Note Administrator to fund the Required Coverage Amount, if any, in the priority set forth in subsections 4.05(a)(i) through (vi) and (xiii);

(ii)           during the Reinvestment Period, the Special Reinvestment Period and the Partial Reinvestment Period, to purchase new Receivables from the Transferor during such Monthly Period or to pay down draws on the Variable Funding Notes during such Monthly Period; provided, however, that during the Partial Reinvestment Period, the amount applied under this subclause (b)(ii) shall not exceed 0.5% of the aggregate amount of the Invested Amount with respect to such Monthly Period;

(iii)          (a) during the Reinvestment Period, (1) from Available Principal Collections for the related Monthly Period less an amount equal to Discounted Recoveries, principal shall be paid on the related Distribution Date pro rata to the holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the O/C Holder based on the Invested Amount of each as of the end of the prior Monthly Period until the Principal Balance of each such class or, with respect to the O/C Holder, the O/C Invested Amount, is paid in full and (2) from Available Principal Collections for the related Monthly Period equal to Discounted Recoveries, principal shall be paid on the related Distribution Date pro rata to the holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes until the Principal Balance of each such class and then to the holders of the Class B Notes until the Class B Principal Balance is paid in full and then to the O/C Holder until the O/C Invested Amount is paid in full; (b) during the Scheduled Amortization Period, the Special Reinvestment Period and the Partial Reinvestment Period, principal will be paid on the related Distribution Date first to the holders of the Class A Notes (pro rata among the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes) until the Principal Balance of the Class A Notes is paid in full, then to the Class B Notes until the Principal Balance of the Class B Notes is paid in full, then to the O/C Holder, until the O/C Invested Amount is paid in full and (c) during the Rapid Amortization Period, principal shall be paid on the related Distribution Date to the holders of the Class A-1 Notes until the Principal Balance of the Class A-1 Notes is paid in full, then to the holders of the Class A-2 Notes until the Principal Balance of the Class A-2 Notes is paid in full, then to the holders of the Class A-3 Notes until the Principal Balance of the Class A-3 Notes is paid in full, then to the holders of the Class A-4 Notes until the Principal Balance of the Class A-4 Notes is paid in full, then to the holders of the Class B Notes until the Principal Balance of the Class B Notes is paid in full and then to the O/C Holder until the O/C Invested Amount is paid in full;

(iv)          an amount equal to any Excess Program Expenses for such Distribution Date shall be distributed on the related Distribution Date to the Indenture Trustee, Note Administrator, Certificate Administrator, and Certificate Trustee, as applicable; and

(v)           an amount equal to the Principal Shortfalls for all outstanding Series shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture;

(vi)          the balance of such Available Principal Collections shall be paid to the O/C Holder.

On each Distribution Date, the holders of the Class B Notes shall be entitled to receive from amounts otherwise payable to the O/C Holder on such Distribution Date an additional amount equal to Class B Monthly Interest for such Distribution Date calculated without taking into account the Class B Note Interest Rate Cap, to the extent not paid pursuant to clause (xiii) of Section 4.05(a), and such amount shall be distributed by the Note Administrator for payment to the Class B Noteholders on such Distribution Date.

On each Distribution Date, an amount equal to the Special VFN Allocation will be applied to pay principal first to the holders of the Class A-1 Notes, then to the holders of the Class A-2 Notes and then to the holders of the Class A-3 Notes until, together with amounts paid pursuant to clause (iii) of Section 4.05(b), the Principal Balance of each such class is paid in full, and such amount shall be distributed by the Note Administrator for payment to the applicable holders on such Distribution Date.

Section 4.06.          Defaulted Amounts; Investor Charge-Offs.  (a)  On each Determination Date, the Note Administrator shall calculate the Investor Default Amount, if any, for the related Distribution Date.  If, on any Distribution Date, the Investor Default Amount for the related Monthly Period exceeds the amount of Allocable Finance Charge Collections available to be distributed pursuant to Section 4.05(a)(vii), (xiv) and (xvi) with respect to such Monthly Period, the Invested Amount shall be reduced by the amount of such excess, but not by more than the Investor Default Amount for such Distribution Date (together with the amounts described in the next sentence, an “Investor Charge-Off”).  Investor Charge-Offs will also include, and the Invested Amount shall be reduced by the amount of, Reallocated Principal Collections and any Series Post Payment Adjustment Amount (if such amount is negative).

(b)  Investor Charge-Offs will first be applied to reduce the O/C Invested Amount. If such reduction would cause the O/C Invested Amount to be a negative number, the O/C Invested Amount will be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the O/C Invested Amount would have been reduced below zero.

(c)  If such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero and the Class A-4 Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero.

(d)  If such reduction of the Class A-4 Invested Amount would cause the Class A-4 Invested Amount to be a negative number, the Class A-4 Invested Amount will be reduced to zero and the Class A-3 Invested Amount shall be reduced by the amount by which the Class A-4 Invested Amount would have been reduced below zero.

(e)  If such reduction of the Class A-3 Invested Amount would cause the Class A-3 Invested Amount to be a negative number, the Class A-3 Invested Amount will be reduced to zero and the Class A-2 Invested Amount shall be reduced by the amount by which the Class A-3 Invested Amount would have been reduced below zero.

(f)  If such reduction of the Class A-2 Invested Amount would cause the Class A-2 Invested Amount to be a negative number, the Class A-2 Invested Amount will be reduced to zero and the Class A-1 Invested Amount shall be reduced by the amount by which the Class A-2 Invested Amount would have been reduced below zero.

(g)  The Invested Amount shall be increased on any Distribution Date by (i) the amount of Allocable Finance Charge Collections with respect to the related Monthly Period which are allocated and available for that purpose pursuant to Section 4.05(a)(xii), (xv) and (xvii) and (ii) by the Series Post Payment Adjustment Amount with respect to such Distribution Date (if such amount is positive).  Such increases of the Invested Amount shall be applied to increase the Class A-1 Invested Amount, Class A-2 Invested Amount, Class A-3 Invested Amount, Class A-4 Invested Amount, Class B Invested Amount and O/C Invested Amount, in that order, in each case up to the amount of all prior Investor Charge-Offs for such Class; provided that the O/C Invested Amount may be increased by the full amount of any Series Post Payment Adjustment Amount applied to increase the O/C Invested Amount.

(h)  The Invested Amount for each class of Class A Notes will be increased or decreased pro rata with respect to each of the fixed rate notes and floating rate notes of the same class.

Section 4.07.          [Reserved].

Section 4.08.          Shared Principal Collections.  Subject to Section 8.05 of the Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date.  The “Principal Shortfall” for any Distribution Date will be equal to the Invested Amount after the application of all Collections other than Shared Principal Collections on such Distribution Date.

Section 4.09.          Determination of LIBOR.

(a)  On each LIBOR Determination Date, the Note Administrator shall determine LIBOR (“LIBOR”) on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date.  If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by at least two major banks, selected by the Servicer, at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period.  The Note Administrator shall request the principal London office of each of such two major banks to provide a quotation of its rate.  If at least two (2) such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

(b)           On each LIBOR Determination Date, the Note Administrator shall notify the Servicer of the LIBOR rate for the following Interest Period.

[END OF ARTICLE IV ]

ARTICLE V

Delivery of Series 2002-1 Notes;

Distributions; Reports to Series 2002-1 Noteholders

Section 5.01.         Delivery and Payment for the Series 2002-1 Notes.

The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2002-1 Notes and the O/C Certificate in accordance with Section 2.03 of the Indenture.  The Note Administrator shall deliver the Series 2002-1 Notes to or upon the order of the Issuer when so authenticated.

Section 5.02.          Distributions.

(a)  On each Distribution Date, the Note Administrator shall distribute to the Series 2002-1 Noteholders of record on the preceding Record Date (other than as provided in Section 11.02 of the Indenture), such Noteholders’ pro rata share of the amounts held by the Note Administrator that are allocated and available on such Distribution Date to pay interest on the related class of Notes pursuant to this Indenture Supplement.

(b)  On each Distribution Date, the Note Administrator shall distribute to the Series 2002-1 Noteholders of record on the preceding Record Date (other than as provided in Section 11.02 of the Indenture) or to the O/C Holder, as applicable, such Noteholders’ or O/C Holders’ pro rata share of the amounts held by the Note Administrator that are allocated and available on such Distribution Date to pay principal on the related class of Notes or the O/C Invested Amount, as applicable, pursuant to this Indenture Supplement up to a maximum amount on any such date equal to the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class B Principal Balance or the O/C Invested Amount, as applicable.

(c)  The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

(d)  Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders and the O/C Holder hereunder shall be made by (i) wire transfer in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the O/C Certificate or the making of any notation thereon.

Section 5.03.          Reports and Statements to Series 2002-1 Noteholders.

(a)  On each Determination Date, the Servicer will provide to the Note Administrator the information (in electronic format acceptable to the Note Administrator) necessary for the Note Administrator to prepare, based on such written information, and provide to the Rating Agencies on each Distribution Date, statements, substantially in the form of Exhibit B hereto (each, a “Statement to Noteholders”), setting forth certain information relating to the Trust and Series 2002-1.

(b)  On or before January 31 of each calendar year, beginning with calendar year 2003, the Note Administrator shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2002-1 Noteholder or O/C Holder, a statement prepared by the Note Administrator containing the information which is required to be contained in the statement to Series 2002-1 Noteholders and the O/C Holder as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-1 Noteholder or O/C Holder, together with other information as is required to be provided by an issuer of indebtedness under the Code (in the case of the Series 2002-1 Noteholders) and such other customary information as is necessary to enable the Series 2002-1 Noteholders or the O/C Holder to prepare their tax returns.  Such obligation of the Note Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

[END OF ARTICLE V]

ARTICLE VI

Series 2002-1 Redemption Events; Voting

Section 6.01.          Series 2002-1 Redemption Events.  If any one of the following events shall occur with respect to Series 2002-1:

(a)  (i)  the occurrence of an Insolvency Event relating to the Transferor, the Servicer or Providian (with respect to Providian, only while Providian is acting as subservicer to the Servicer pursuant to the Interim Subservicing Agreement); (ii) the Account Owner shall cease, or become unable, for any reason, to transfer  Receivables to the Transferor as provided in the Receivables Purchase  Agreement or the Transferor shall cease, or become unable, for any reason, to transfer Receivables to the Trust as provided in the Transfer and Servicing Agreement;  (iii) the Accounts Owner shall become unable, for any reason, to  transfer good title to the Receivables to the Transferor as provided in the Receivables Purchase Agreement; (iv) the Transferor shall become unable, for any reason, to transfer good title to the Receivables to the Trust as provided in the Transfer and Servicing Agreement; or (v) the Accounts Owner shall cease to settle newly generated Receivables under applicable VISA and MasterCard agreements;

(b)  the Trust or the Transferor becomes an “investment company” within the meaning of the Investment Company Act;

(c)  failure to pay interest due to any of the Class A Notes or the Class B Notes within 5 Business Days of the applicable Distribution Date;

(d)  the Transferor or the Servicer shall fail (i) to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) to observe or perform any other covenants or agreements of the Transferor or the Servicer set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on any class of the Series 2002-1 Noteholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Indenture Trustee, or to the Transferor or the Servicer, as applicable;

(e)  any representation or warranty made by the Transferor, the Issuer or the Servicer in the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered and continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor, the Issuer or the Servicer, as applicable, by the Indenture Trustee, or to the Transferor, the Servicer or the Issuer, as applicable, and the Indenture Trustee or any Holder of the Series 2002-1 Notes, and as a result of which the interests of any class of the Series 2002-1 Noteholders are materially and adversely affected for such period; provided, however, that a Series 2002-1 Redemption Event pursuant to this Section 6.01(e) shall not be deemed to have occurred with respect to the Transferor and the

Transfer and Servicing Agreement if the Accounts Owner has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(f)  a court of competent jurisdiction shall issue a final non-appealable order to the effect that the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in the Receivables;

(g)  without limiting any of the foregoing, the occurrence of an Event of Default with respect to Series 2002-1 and acceleration of the maturity of the Series 2002-1 Notes in accordance with Section 5.03 of the Indenture; or

(h)  the O/C Principal Percentage is less than 22.0%;

then, in the case of any event described in subparagraph (d) or (e) , after the applicable grace period, if any, set forth in such subparagraphs, the Indenture Trustee may, and at the direction of the Holders of Series 2002-1 Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2002-1 Notes shall, by notice then given in writing to the Transferor and the Servicer, declare that a “Series Redemption Event” with respect to Series 2002-1 (a “Series 2002-1 Redemption Event”) has occurred as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (c), (f), (g) or (h) a Series 2002-1 Redemption Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2002-1 Noteholders immediately upon the occurrence of such event.

Section 6.02.          Voting in Event of Default.  The requirement set forth in Section 5.05(a)(iii) of the Indenture that the Indenture Trustee obtain the consent of 66–2/3% of the Outstanding Amount of the Class A Notes prior to exercising the foreclosure remedy of selling Receivables shall be deemed to be met with respect to Series 2002-1 only if the holders of 66–2/3% of the Outstanding Amount of each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes so consents.

[END OF ARTICLE VI]

ARTICLE VII

Redemption of Series 2002-1 Notes; Final Distributions; Series Termination

Section 7.01.          Clean-up Call; Redemption Event Issuance; Redemption upon Auction; Final Distributions.

(a)  On any day occurring on or after the date on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount and it is determined that continued servicing would be administratively burdensome, the Servicer shall have the option to repurchase the Series 2002-1 Notes (a “Clean-up Call”) at a purchase price equal to the Redemption Amount.  The Servicer shall give the Note Administrator and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Servicer intends to exercise such optional redemption.

(b)  The Issuer shall redeem the Notes (a “Redemption Event Issuance”) at a price equal to the Redemption Amount within 90 days after the occurrence of a Redemption Event; provided, that (i) the Issuer receives an amount at least equal to the Redemption Amount, the VFN Reduction Amount and the Transferor Amount Reduction Amount, to the extent such Transferor Amount Reduction Amount represents Receivables funded by the Transferor other than Non-Conforming Terms Change Receivables, through the issuance of a new series of Notes within 90 days of such Redemption Event; (ii) issuance of such new series of notes complies with all relevant regulatory, legal, tax and rating agency criteria, including the New Issuance procedures in Section 2.11 of the Indenture and the criteria that the new notes would have ratings from Moody’s and Standard and Poor’s that are equal to or higher than the ratings on the Notes being redeemed; (iii) the relative sizes of the rated tranches of the new notes will be the same as or as similar as possible to the relative sizes of the Class A Notes and the Class B Notes; (iv) the new series of notes provides that the reinvestment period for such notes will be scheduled to end on the same date that the Reinvestment Period of the Series 2002-1 Notes is scheduled to end; and (v) the interest rate structure on each new class of notes (i.e., fixed or floating rate) will be the same as the interest rate structure of the Class A Notes and Class B Notes.

(c)  The Issuer shall redeem the Notes (a “Redemption upon Auction”) at a price equal to the Redemption Amount on the July 2005 Distribution Date if (i) no Redemption Event has occurred on or prior to such date and (ii) the Note Administrator, on behalf of the Indenture Trustee, has received sufficient proceeds from an auction of the Receivables to pay the Redemption Amount, the VFN Reduction Amount, the Transferor Amount Reduction Amount and an amount, as certified to in writing by the Servicer, equal to the amount retained in the capital account of CSG, LLC at the time that such redemption is scheduled to occur (the “O/C Reduction Amount”).  During the 90-day period prior to the July 2005 Distribution Date, the Servicer shall solicit bids for the sale of the Receivables for settlement on such Distribution Date.  The Note Administrator, on behalf of the Indenture Trustee, will determine which bid is the highest cash purchase offer, and if the proceeds are sufficient to pay the Redemption Amount, the VFN Reduction Amount, the Transferor Amount Reduction Amount and the O/C Reduction Amount, the applicable Servicer will facilitate the sale of the applicable Receivables to the highest cash bidder. The Note Administrator will be entitled to obtain (at the expense of the

Issuer) and rely on the determination of an investment banking firm in connection with this determination. The Transferor, its affiliates or agents may not participate or bid in the auction. If the Note Administrator, on behalf of the Indenture Trustee, is not able to receive sufficient proceeds, the Receivables will not be sold, and the Scheduled Amortization Period will commence.

(d)  Not later than 9:00 a.m., New York City time, on the day on which the Notes are to be redeemed pursuant to a Clean-up Call, Redemption Event Issuance or Redemption upon Auction is to occur, the Servicer shall deposit into the Collection Account in immediately available funds the Redemption Amount, the VFN Reduction Amount, the Transferor Amount Reduction Amount and the O/C Reduction Amount, as applicable.  Following such deposit into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2002-1 shall be reduced to zero and the Indenture Trustee shall release the Noteholder’s security interest in the Receivables.  The Redemption Amount, the VFN Reduction Amount, the Transferor Amount Reduction Amount and the O/C Reduction Amount shall be distributed as set forth in subsection 7.01(e).

(e)  With respect to the Redemption Amount, the VFN Reduction Amount, the Transferor Amount Reduction Amount and the O/C Reduction Amount deposited into the Collection Account pursuant to Section 7.01(d), as applicable, the Note Administrator shall, in accordance with the written direction of the Servicer, not later than 9:00 a.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:  (i) the Principal Balance and any accrued and unpaid interest on the Principal Balance of the Class A-1 Notes will be distributed to the Note Administrator for payment to the Class A-1 Noteholders, (ii) the Principal Balance and any accrued and unpaid interest on the Principal Balance of the Class A-2 Notes will be distributed to the Note Administrator for payment to the Class A-2 Noteholders, (iii) the Principal Balance and any accrued and unpaid interest on the Principal Balance of the Class A-3 Notes will be distributed to the Note Administrator for payment to the Class A-3 Noteholders, (iv) the Principal Balance and any accrued and unpaid interest on the Principal Balance of the Class A-4 Notes will be distributed to the Note Administrator for payment to the Class A-4 Noteholders, (v) the Principal Balance and any accrued and unpaid interest on the Principal Balance of the Class B Notes will be distributed to the Note Administrator for payment to the Class B Noteholders; (vi) to pay any amounts due but unpaid with respect to Program Expenses and Excess Program Expenses, (vii) to pay any amounts due but unpaid with respect to the Monthly Servicing Fee; (viii) with respect to a Redemption Event Issuance or Redemption upon Auction, to pay to the holders of the Variable Funding Notes the Variable Funding Amount and to the holder of the Transferor Amount the Transferor Amount Reduction Amount; (ix) with respect to a Redemption Event Issuance or Redemption upon Auction, to pay to the O/C Holder the O/C Reduction Amount, and (x) any amounts remaining in the Collection Account to be distributed to the O/C Holder.

Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Note Administrator pursuant to subsection 7.01(e) for payment to the Series 2002-1 Noteholders shall be deemed distributed in full to the Series 2002-1 Noteholders on the date on which such funds are distributed to the Note Administrator pursuant to this Section 7.01 and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

Section 7.02.          Series Termination.  On the Final Maturity Date, the right of the Series 2002-1 Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.

[END OF ARTICLE VII]

ARTICLE VIII

Miscellaneous Provisions

Section 8.01.          Ratification of Indenture.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 8.02.          Counterparts.  This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original or facsimile, but all of which shall constitute one and the same instrument.

Section 8.03.          Governing Law.  THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.04.          Private Placement of Series 2002-1 Notes; Form of Delivery of Series 2002-1 Notes.

(a)   The Series 2002-1 Notes and the O/C Certificate have not been registered under the Securities Act or any state securities law.  No transfer of any Series 2002-1 Note or the  O/C Certificate shall be made except in accordance with the terms of this Indenture Supplement  and either (i) pursuant to an effective registration under the Securities Act and applicable state securities or “blue sky” laws or (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or “blue sky” laws, to (A) a person who the transferor reasonably believes is a Qualified Institutional Buyer within the meaning thereof in Rule 144A under the Securities Act that is aware that the resale or other transfer is being made in reliance on Rule 144A, (2) a person who is an accredited investor as defined in Rule 501(a) under the Securities Act or (3) an institution which has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment therein.  The Series 2002-1 Notes and the O/C Certificate shall bear legends to the effect set forth in Exhibit A-1FL through Exhibit C.  None of the Transferor, the Transfer Agent and Registrar, the Owner Trustee, the Indenture Trustee or the Note Administrator is obligated to register the Series 2002-1 Notes or the O/C Certificate under the Securities Act or any other securities or “blue sky” law or to take any other action not otherwise required under this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement to permit the transfer of Series 2002-1 Notes or the O/C Certificate without registration or as described above.

(b)   The Series 2002-1 Notes shall be Definitive Notes and shall be delivered as Registered Notes as provided in Section 2.01 of the Indenture.

Section 8.05.          Successors and Assigns.  This Indenture Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Issuer may not assign or transfer any of its rights under this Indenture Supplement without the prior written notice to each Rating Agency.

Section 8.06.          Transfer of the Class B Notes and O/C Certificate.  Notwithstanding anything to the contrary in this Indenture Supplement, no interest in the Class B Notes or the O/C Certificate may be directly or indirectly sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each a “Transfer”) except to a Person who is a “United States person” for United States federal income tax purposes and only upon the prior delivery of a Tax Opinion to the Indenture Trustee and the Note Administrator with to respect to such Transfer, and any Transfer in violation of these requirements shall be null and void ab initio.

Section 8.07.          Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Indenture Supplement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust.  In no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

[END OF ARTICLE VIII]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

CSGQ TRUST, as Issuer

	By:	Wilmington Trust Company
not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:
Name:
Title

CITIBANK, N.A.,
as Note Administrator

By:
Name:
Title

Acknowledged and Accepted:

COMPUCREDIT CORPORATION,
as Servicer

By:
Name:
Title:

E-1

PACCT, LLC,
as Transferor

[on behalf of Providian National Bank,
managing member]

By:
Name:
Title:

CSG FUNDING, LLC,
as O/C Holder

[on behalf of CSG, LLC,
managing member]

By:
Name:
Title:

E-2

SCHEDULE I

Day	Target%
15	85.00%
16	86.50%
17	88.00%
18	89.50%
19	91.00%
20	92.50%
21	94.00%
22	95.50%
23	97.00%
24	98.50%
25	100.00%
26	100.00%
27	100.00%
28	100.00%
29	100.00%
30	100.00%
31	100.00%

S-1